UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 26, 2008

Grubb & Ellis Healthcare REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-53206	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported in the Current Report on Form 8-K we filed June 4, 2008, on May 30, 2008, we, through our subsidiary, G&E Healthcare REIT Medical Portfolio 3, LLC, entered into a Purchase and Sale Agreement and Escrow Instructions, or the Agreement, with HCP, Inc. and HCPI/Indiana, LLC, unaffiliated third parties, for the acquisition of 10 general office buildings and 10 medical office buildings located in and around Indianapolis, Indiana, which we collectively refer to as Medical Portfolio 3, for a total purchase price of $90,100,000, plus closing costs.

On June 26, 2008, we acquired Medical Portfolio 3 for a total purchase price of $90,100,000, plus closing costs. We financed the purchase price using a secured loan of $58,000,000 from Fifth Third Bank, or Fifth Third, $32,735,000 in borrowings under a secured revolving line of credit with LaSalle Bank National Association, or LaSalle, and KeyBank National Association, or KeyBank, and the remainder from funds raised through our initial public offering. Both the secured loan and the secured revolving line of credit are described in Item 2.03 below. An acquisition fee of $2,703,000, or 3.0% of the purchase price, was paid to our advisor and its affiliate.

The material terms of the Agreement are qualified in their entirety by the terms of the purchase and sale agreement previously filed as Exhibit 10.1 to the Current Report on Form 8-K we filed on June 4, 2008.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Fifth Third Loan

On June 26, 2008, we, through G&E Healthcare REIT Medical Portfolio 3, LLC, entered into a secured loan, or the Medical Portfolio 3 loan, with Fifth Third. The Medical Portfolio 3 loan is evidenced by a Loan Agreement, or the Fifth Third agreement, and two Syndicated Promissory Notes each in the principal amount of $29,000,000, or the Fifth Third notes. The Fifth Third notes are secured by a Mortgage, Security Agreement, Fixture Filing and Assignment of Leases and Rents on the Medical Portfolio 3 properties located in each of Boone, Hamilton, Hendricks and Marion counties, or the Fifth Third mortgages, and a Guaranty of Payment by which we guaranty payment of $14,500,000 of the principal amount of the Medical Portfolio 3 loan, in addition to other liabilities as defined in the Guaranty of Payment. The Medical Portfolio 3 loan matures on June 26, 2011, but may be extended for two consecutive 12 month periods, each subject to satisfaction of certain conditions, including payment of an extension fee equal to 0.25% of the outstanding principal balance of the loan and compliance with a minimum debt service coverage ratio of 1.30 to 1.0. At our option, the loan bears interest at per annum rates equal to: (a) the Adjusted Base Rate, which is the greater of the Prime Rate or the Federal Funds Rate, as each is defined in the Fifth Third agreement, plus 0.50%, or (b) the Adjusted LIBOR Rate, which is 2.25% plus the LIBOR rate, as defined in the Fifth Third agreement. The loan provides for the payment of accrued interest which shall be payable in arrears (i) in the case of a Base Rate Loan, as defined in the Fifth Third agreement, on the first day of each calendar month, and (ii) in the case of any loan, upon the payment, prepayment or continuation thereof or the conversion of such loan to a loan of another type, as defined therein. If any monthly payment is not received by Fifth Third, as agent, within five days after such payment is due, the Medical Portfolio 3 loan provides for a late charge equal to 4.0% of the amount of that payment. In the event of a default, the Medical Portfolio 3 loan also provides for a default interest rate equal to 4.0% plus the Adjusted Base Rate. Subject to certain conditions, the Medical Portfolio 3 loan may be prepaid without paying a prepayment premium. The Medical Portfolio 3 loan documents contain certain customary representations, warranties, covenants and indemnities.

The material terms of the Medical Portfolio 3 loan are qualified in their entirety by the terms of the Fifth Third agreement, Fifth Third notes, Fifth Third mortgages, Guaranty of Payment and Environmental Indemnity Agreement attached hereto as Exhibits 10.2 through 10.10 to this Current Report on Form 8-K.

LaSalle Line of Credit

As previously reported in the Current Report on Form 8-K we filed on September 14, 2007, and as further reported in the Current Report on Form 8-K we filed on December 18, 2007, we entered into a $80,000,000 secured revolving line of credit with LaSalle and KeyBank, or the LaSalle line of credit. On June 25, 2008, we borrowed $32,735,000 under the LaSalle line of credit, which was applied toward the purchase price of Medical Portfolio 3, including closing costs.

Item 7.01 Regulation FD Disclosure.

On July 1, 2008, we issued a press release announcing the acquisition of Medical Portfolio 3. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1* Purchase and Sale Agreement and Escrow Instructions by and between HCP, Inc. and HCPI/Indiana, LLC and G&E Healthcare REIT Medical Portfolio 3, LLC, dated May 30, 2008

10.2 Loan Agreement by and between G&E Healthcare REIT Medical Portfolio 3, LLC, The Financial Institutions Party Hereto, as Banks, and Fifth Third Bank, as Agent, dated June 26, 2008

10.3 Syndicated Promissory Note (1) by G&E Healthcare REIT Medical Portfolio 3, LLC for the benefit of Fifth Third Bank, dated June 26, 2008

10.4 Syndicated Promissory Note (2) by G&E Healthcare REIT Medical Portfolio 3, LLC for the benefit of Fifth Third Bank, dated June 26, 2008

10.5 Guaranty of Payment by Grubb & Ellis Healthcare REIT, Inc. for the benefit of Fifth Third Bank, dated June 26, 2008

10.6 Mortgage, Security Agreement, Fixture Filing and Assignment of Leases and Rents (Boone County) by and between G&E Healthcare REIT Medical Portfolio 3, LLC and Fifth Third Bank, dated June 26, 2008

10.7 Mortgage, Security Agreement, Fixture Filing and Assignment of Leases and Rents (Hamilton County) by and between G&E Healthcare REIT Medical Portfolio 3, LLC and Fifth Third Bank, dated June 26, 2008

10.8 Mortgage, Security Agreement, Fixture Filing and Assignment of Leases and Rents (Hendricks County) by and between G&E Healthcare REIT Medical Portfolio 3, LLC and Fifth Third Bank, dated June 26, 2008

10.9 Mortgage, Security Agreement, Fixture Filing and Assignment of Leases and Rents (Marion County) by and between G&E Healthcare REIT Medical Portfolio 3, LLC and Fifth Third Bank, dated June 26, 2008

10.10 Environmental Indemnity Agreement by G&E Healthcare REIT Medical Portfolio 3, LLC and Grubb & Ellis Healthcare REIT, Inc. to and for the benefit of Fifth Third Bank, date June 26, 2008

99.1 Grubb & Ellis Healthcare REIT, Inc. Press Release, dated July 1, 2008

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* Previously Filed

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT, Inc.

July 1, 2008	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.2	Loan Agreement by and between G&E Healthcare REIT Medical Portfolio 3, LLC, The Financial Institutions Party Hereto, as Banks, and Fifth Third Bank, as Agent, dated June 26, 2008
10.3	Syndicated Promissory Note (1) by G&E Healthcare REIT Medical Portfolio 3, LLC for the benefit of Fifth Third Bank, dated June 26, 2008
10.4	Syndicated Promissory Note (2) by G&E Healthcare REIT Medical Portfolio 3, LLC for the benefit of Fifth Third Bank, dated June 26, 2008
10.5	Guaranty of Payment by Grubb & Ellis Healthcare REIT, Inc. for the benefit of Fifth Third Bank, dated June 26, 2008
10.6	Mortgage, Security Agreement, Fixture Filing and Assignment of Leases and Rents (Boone County) by and between G&E Healthcare REIT Medical Portfolio 3, LLC and Fifth Third Bank, dated June 26, 2008
10.7	Mortgage, Security Agreement, Fixture Filing and Assignment of Leases and Rents (Hamilton County) by and between G&E Healthcare REIT Medical Portfolio 3, LLC and Fifth Third Bank, dated June 26, 2008
10.8	Mortgage, Security Agreement, Fixture Filing and Assignment of Leases and Rents (Hendricks County) by and between G&E Healthcare REIT Medical Portfolio 3, LLC and Fifth Third Bank, dated June 26, 2008
10.9	Mortgage, Security Agreement, Fixture Filing and Assignment of Leases and Rents (Marion County) by and between G&E Healthcare REIT Medical Portfolio 3, LLC and Fifth Third Bank, dated June 26, 2008
10.10	Environmental Indemnity Agreement by G&E Healthcare REIT Medical Portfolio 3, LLC and Grubb & Ellis Healthcare REIT, Inc. to and for the benefit of Fifth Third Bank, date June 26, 2008
99.1	Grubb & Ellis Healthcare REIT, Inc. Press Release, dated July 1, 2008